EXHIBIT 99.4

                    [OLD GUARD MUTUAL LETTER]

Dear Policyholder:

     We are pleased to announce that the Board of Directors of Old Guard Mutual Insurance Company ("Old Guard Mutual") has unanimously adopted a Plan of Conversion (the "Plan") under which Old Guard Mutual will convert from a mutual insurance company to a stock insurance company (the "Conversion"). As part of the conversion process, we have formed a new company, Old Guard Group, Inc., which will become the holding company of Old Guard Mutual. The enclosed material provides more information about the Conversion. Please note that the Conversion will not change the status of your existing insurance policy or policies with Old Guard Mutual.

     Your participation in the Conversion is very important. A proxy statement is enclosed for your review, together with a Question and Answer brochure and a proxy card. Because your vote is important to the success of the Plan, on behalf of the Board of Directors, I urge you to vote FOR the Plan by completing, signing, dating and returning the enclosed proxy card immediately in the postage-paid envelope provided, whether or not you plan to attend the special meeting or subscribe for stock. If you and/or members of your family have multiple policies with Old Guard Mutual or one of its affiliates, you may receive more than one mailing. If you do receive more than one proxy card, please sign and return each one.

     Your vote for approval of the Plan in no way obligates you to buy stock. However, as an Eligible Policyholder, you have been granted nontransferable rights to subscribe for shares of Old Guard Group, Inc. common stock on a priority basis without commission or fee. If you are interested in obtaining more information about subscribing for shares, please complete and return the enclosed request card in the postage-paid envelope provided by ____________, 1997, and we will mail you a Prospectus and Stock Order Form.

     If you wish to subscribe for common stock using funds currently in an IRA please be aware that federal law requires that such funds first be in a self-directed IRA. Because the transfer of retirement funds to a new trustee takes time, it is important that you make arrangements for such a transfer as soon as possible.

     If you have any questions or would like additional information, please call our Stock Information Center toll free at 1-888-262-7731. The Stock Information Center is open Monday through Friday from 8:30 a.m. to 5:00 p.m.

                              Sincerely,


                              David E. Hosler
                              Chairman, President and Chief
                              Executive Officer

     This letter is not an offer to sell nor a solicitation of an offer to buy common stock of Old Guard Group, Inc. The offer is made only by the Prospectus which should be read with care.

                     [OLD GUARD FIRE LETTER]

Dear Policyholder:

     We are pleased to announce that the Board of Directors of Old Guard Mutual Fire Insurance Company ("Old Guard Fire") has unanimously adopted a Plan of Conversion (the "Plan") under which Old Guard Fire will convert from a mutual insurance company to a stock insurance company (the "Conversion"). As part of the conversion process, we have formed a new company, Old Guard Group, Inc., which will become the holding company of Old Guard Fire. The enclosed material provides more information about the Conversion. Please note that the Conversion will not change the status of your existing insurance policy or policies with Old Guard Fire.

     Your participation in the Conversion is very important. A proxy statement is enclosed for your review, together with a Question and Answer brochure and a proxy card. Because your vote is important to the success of the Plan, on behalf of the Board of Directors, I urge you to vote FOR the Plan by completing, signing, dating and returning the enclosed proxy card immediately in the postage-paid envelope provided, whether or not you plan to attend the special meeting or subscribe for stock. If you and/or members of your family have multiple policies with Old Guard Fire or one of its affiliates, you may receive more than one mailing. If you do receive more than one proxy card, please sign and return each one.

     Your vote for approval of the Plan in no way obligates you to buy stock. However, as an Eligible Policyholder, you have been granted nontransferable rights to subscribe for shares of Old Guard Group, Inc. common stock on a priority basis without commission or fee. If you are interested in obtaining more information about subscribing for shares, please complete and return the enclosed request card in the postage-paid envelope provided by ____________, 1997, and we will mail you a Prospectus and Stock Order Form.

     If you wish to subscribe for common stock using funds currently in an IRA please be aware that federal law requires that such funds first be in a self-directed IRA. Because the transfer of retirement funds to a new trustee takes time, it is important that you make arrangements for such a transfer as soon as possible.

     If you have any questions or would like additional information, please call our Stock Information Center toll free at 1-888-262-7731. The Stock Information Center is open Monday through Friday from 8:30 a.m. to 5:00 p.m.

                              Sincerely,


                              David E. Hosler
                              Chairman, President and Chief
                              Executive Officer


     This letter is not an offer to sell nor a solicitation of an offer to buy common stock of Old Guard Group, Inc. The offer is made only by the Prospectus which should be read with care.

               [GOSCHENHOPPEN-HOME MUTUAL LETTER]

Dear Policyholder:

     We are pleased to announce that the Board of Directors of Goschenhoppen-Home Mutual Insurance Company ("Goschenhoppen-Home") has unanimously adopted a Plan of Conversion (the "Plan") under which Goschenhoppen-Home will convert from a mutual insurance company to a stock insurance company (the "Conversion"). As part of the conversion process, we have formed a new company, Old Guard Group, Inc., which will become the holding company of Goschenhoppen-Home. The enclosed material provides more information about the Conversion. Please note that the Conversion will not change the status of your existing insurance policy or policies with Goschenhoppen-Home.

     Your participation in the Conversion is very important. A proxy statement is enclosed for your review, together with a Question and Answer brochure and a proxy card. Because your vote is important to the success of the Plan, on behalf of the Board of Directors, I urge you to vote FOR the Plan by completing, signing, dating and returning the enclosed proxy card immediately in the postage-paid envelope provided, whether or not you plan to attend the special meeting or subscribe for stock. If you and/or members of your family have multiple policies with Goschenhoppen-Home or one of its affiliates, you may receive more than one mailing. If you do receive more than one proxy card, please sign and return each one.

     Your vote for approval of the Plan in no way obligates you to buy stock. However, as an Eligible Policyholder, you have been granted nontransferable rights to subscribe for shares of Old Guard Group, Inc. common stock on a priority basis without commission or fee. If you are interested in obtaining more information about subscribing for shares, please complete and return the enclosed request card in the postage-paid envelope provided by ____________, 1997, and we will mail you a Prospectus and Stock Order Form.

     If you wish to subscribe for common stock using funds currently in an IRA please be aware that federal law requires that such funds first be in a self-directed IRA. Because the transfer of retirement funds to a new trustee takes time, it is important that you make arrangements for such a transfer as soon as possible.

     If you have any questions or would like additional information, please call our Stock Information Center toll free at 1-888-262-7731. The Stock Information Center is open Monday through Friday from 8:30 a.m. to 5:00 p.m.

                                   Sincerely,


                                   David E. Hosler
                                   Chairman, President and
                         Chief Executive Officer



     This letter is not an offer to sell nor a solicitation of an offer to buy common stock of Old Guard Group, Inc. The offer is made only by the Prospectus which should be read with care.

                  [TARGET POLICYHOLDER LETTER]

Dear Policyholder:

     We are pleased to announce that the Boards of Directors of Old Guard Mutual Insurance Company, Old Guard Mutual Fire Insurance Company and Goschenhoppen-Home Mutual Insurance Company (the "Companies") have unanimously adopted a Plan of Conversion (the "Plan") under which the Companies will convert from mutual insurance companies to stock insurance companies (the "Conversion"). As part of the conversion process, we have formed a new company, Old Guard Group, Inc., which will become the holding company of the Companies. The enclosed material provides more information about the Conversion. Please note that the Conversion will not change the status of your existing insurance policy or policies with the Companies.

     Your participation in the Conversion is very important. A proxy statement is enclosed for your review, together with a Question and Answer brochure and a proxy card. Because your vote is important to the success of the Plan, on behalf of the Boards of Directors, I urge you to vote FOR the Plan of Conversion by completing, signing, dating and returning the enclosed proxy card immediately in the postage-paid envelope provided, whether or not you plan to attend the special meeting or subscribe for stock.
If you and/or members of your family have multiple policies at the Companies, you may receive more than one mailing. If you do receive more than one proxy card, please sign and return each one.

     Your vote for approval of the Plan in no way obligates you to buy stock. However, as an Eligible Policyholder, you have been granted nontransferable rights to subscribe for shares of Old Guard Group, Inc. common stock on a priority basis without commission or fee. A Prospectus is enclosed for your review along with a Question and Answer brochure about buying stock. If you are interested in subscribing for shares, please complete the Stock Order Form and return it with payment in the postage-paid envelope by ____________, 1997.

     If you wish to subscribe for common stock using funds currently in an IRA please be aware that federal law requires that such funds first be in a self-directed IRA. Because the transfer of retirement funds to a new trustee takes time, it is important that you make arrangements for such a transfer as soon as possible.

     If you have any questions or would like additional information, please call our Stock Information Center toll free at 1-888-262-7731. The Stock Information Center is open Monday through Friday from 8:30 a.m. to 5:00 p.m.

                                   Sincerely,



                                   David E. Hosler
                                   Chairman, President and
                         Chief Executive Officer

     This letter is not an offer to sell nor a solicitation of an offer to buy common stock of Old Guard Group, Inc. The offer is made only by the Prospectus which should be read with care.

                     [COMMUNITY VIP LETTER]

Dear Friend:

     We are pleased to announce that the Boards of Directors of Old Guard Mutual Insurance Company, Old Guard Mutual Fire Insurance Company and Goschenhoppen-Home Mutual Insurance Company (the "Companies") have unanimously adopted a Plan of Conversion (the "Plan") under which the Companies will convert from mutual insurance companies to stock insurance companies (the "Conversion"). As part of the conversion process, we have formed a new company, Old Guard Group, Inc., which will become the holding company of the Companies.

     Enclosed you will find a Prospectus and a Question and Answer brochure about buying Old Guard Group, Inc. common stock. If you decide to order stock, you may place your order directly with Old Guard Group, Inc. Instructions on how to order shares are printed on the Stock Order Form. Your order form, with payment, must be received by Old Guard by 1:00 p.m. on ______________________ 1997.

     If you wish to subscribe for common stock using funds currently in an IRA please be aware that federal law requires that such funds first be in a self-directed IRA. Because the transfer of retirement funds to a new trustee takes time, it is important that you make arrangements for such a transfer as soon as possible.

     If you have any questions or would like additional information, please call our Stock Information Center toll free at 1-888-262-7731. The Stock Information Center is open Monday through Friday from 8:30 a.m. to 5:00 p.m.

                              Sincerely,



                              David E. Hosler
                              Chairman, President and Chief
                              Executive Officer



     This letter is not an offer to sell nor a solicitation of an offer to buy common stock of Old Guard Group, Inc. The offer is made only by the Prospectus which should be read with care.

Dear Friend:

     Thank you for your interest in the Conversion of Old Guard
Group, Inc. ("Old Guard").

     Enclosed is the Prospectus you requested and a brochure to answer questions you may have. Please review them carefully prior to making your investment decision. For any additional information you may require, please call the Stock Information Center toll free at 1-888-262-7731, 8:30 a.m. to 5:00 p.m.,
Monday through Friday.

     If you decide to order stock, you may purchase your shares directly from Old Guard. Instructions on how to purchase shares are printed on your Stock Order Form. To order shares, your payment and completed Stock Order Form must be received by us no later than 1:00 p.m., on _______________, 1997.

     In 1896, Old Guard Mutual Insurance Company began its tradition of providing personalized service and high-quality insurance products. As we celebrate one hundred years of service, we are pleased to offer you this opportunity to participate in our future.

                              Sincerely,


                              David E. Hosler
                              Chairman, President and Chief
                              Executive Officer




     This letter is not an offer to sell nor a solicitation of an offer to buy common stock of Old Guard Group, Inc. The offer is made only by the Prospectus which should be read with care.

          [BLUE SKY LETTER- HOPPER SOLIDAY LETTERHEAD]

To Policyholders and Friends of Old Guard Group, Inc.:

     Hopper Soliday & Co., Inc. is a NASD-member broker/dealer firm assisting Old Guard Mutual Insurance Company, Old Guard Mutual Fire Insurance Company and Goschenhoppen-Home Mutual Insurance Company (the "Companies") in their conversion from mutual insurance companies to stock form and the concurrent offering of common stock by Old Guard Group, Inc., which will become the holding company for the Companies.

     At the request of Old Guard Group, Inc., we are enclosing materials relating to the offer and sale of common stock in connection with the Conversion. The materials include a Prospectus which offers an opportunity to subscribe to purchase shares of Common Stock of Old Guard Group, Inc.

     These documents are being forwarded to you pursuant to the requirements of the securities laws of your state. This letter should not be understood as recommending or soliciting in any way, any action by you with regard to the enclosed materials.

                              Very truly yours,



                              Hopper Soliday & Co., Inc.







This letter is not an offer to sell nor a solicitation of an offer to buy common stock of Old Guard Group, Inc. The offer is made only by the Prospectus which should be read with care.